                        1

             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                       ______________


                          FORM 8-K


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 3, 1996
                                                 ------------


                Fruehauf Trailer Corporation
  ----------------------------------------------------
 (Exact name of registrant as specified in its charter)



    Delaware            1-10772              38-2863240
- ----------------      -----------           --------------
(State or other       (Commission         (I.R.S. Employer
 jurisdiction of      File Number)        Identification No.)
 incorporation)


111 Monument Circle, Suite 3200, Indianapolis, Indiana  46204
- -------------------------------------------------------------
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:(317)630-3000
                                                   -------------




                         Exhibit Index Appears on Page 4

Item 5.   Other Events.
          -------------

          The Company is seeking consent from the
          holders of its 14.75% Senior Secured Notes Due
          2002 to certain waivers and amendments to the Indenture dated as of May 1, 1995 between the Company and IBJ Schroder Bank & Trust Company, as Trustee. A copy of this Consent
          Solicitation is attached as Exhibit 99.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -----------------------------------------

     (c)  Exhibits.

          99 Consent Solicitation of the Company to the Holders of its 14.75% Senior Secured Notes
               Due 2002, dated May 3, 1996.

                               SIGNATURE
                               ---------


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FRUEHAUF TRAILER CORPORATION



Date:  May 10, 1996      By:/s/Gregory G. Fehr
                           ------------------
                           Gregory G. Fehr
                           Corporate Controller
                            (Principal Accounting Officer)

                             EXHIBIT INDEX
                             -------------



                                             Pagination by
                                             Sequential
                                             Numbering
Exhibit   Description of Exhibit              System
- -------   ----------------------              -------


  99      Consent Solicitation of the Company     5
          to the Holders of its 14.75% Senior
          Secured Notes Due 2002, dated May 3,
          1996.